Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement dated March 23, 2016 to the

Statutory Prospectus for Class A, Institutional Class and Class P

Shares of Allianz Funds Multi-Strategy Trust,

Dated February 1, 2016

Disclosure Related to AllianzGI Ultra Micro Cap Fund (the “Fund”)

Removal of Restrictions on New Purchases of and Exchanges for Shares of the Fund

The Board of Trustees of Allianz Funds Multi-Strategy Trust (the “Trust”) has approved the removal of the existing restrictions on purchases of, and exchanges for, shares of the Fund, as described below.

Effective Monday, April 11, 2016, the restrictions on purchases of, and exchanges for, shares of the Fund, as described in the section currently titled “How to Buy and Sell Shares—Disclosure Relating to the AllianzGI Convertible Fund and AllianzGI Ultra Micro Cap Fund,” are removed and the title of, and disclosure in, that section are hereby revised to remove all references to the Fund. Corresponding changes are also hereby made to the “Purchase and Sale of Fund Shares” section of the Fund’s Fund Summary. The Trust and Allianz Global Investors Distributors LLC (the “Distributor”) each reserves the right to, at any time, establish, re-establish or otherwise modify restrictions related to transactions in Fund shares. Please call the Distributor at 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class and Class P shares, or your broker or other financial advisor, if you have any questions.

Please retain this Supplement for future reference.